UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 3, 2015

Date of Report (Date of earliest event reported)

Installed Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36307	45-3707650
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

495 South High Street, Suite 50

Columbus, Ohio 43215

(Address of principal executive offices, including zip code)

(614) 221-3399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Installed Buildings Products, Inc. (the “Company”) was held on June 3, 2015. Proxies were solicited pursuant to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2015. The number of shares of common stock entitled to vote at the Annual Meeting was 31,354,284 shares, representing the number of the Company’s shares outstanding as of the record date, or April 8, 2015.

The voting results described below on each matter submitted to the Company’s stockholders are final:

a.	The following directors were elected for terms expiring at the Company’s Annual Meeting in 2018:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Margot L. Carter	21,938,007	207,697	3,715,262
Robert H. Schottenstein	17,458,456	4,687,248	3,715,262
Michael H. Thomas	19,965,188	2,180,516	3,715,262

b.	The appointment of Deloitte & Touche LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2015 was ratified:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,819,893	12,740	28,333	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTALLED BUILDING PRODUCTS, INC.

Date: June 5, 2015	By:	/s/ Michael T. Miller
Michael T. Miller
Executive Vice President and Chief Financial Officer